Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Nos. 333-73898 and 333-12208), of Terra Networks, S.A. on Form S-8 of our report dated February 25, 2004 (except for the note 22, as to which the date is June 25, 2004), appearing in the Annual Report on Form 20-F of Terra Networks, S.A. for the year ended December 31, 2003.

Deloitte & Touche España, S.L.

Madrid, Spain, June 28, 2004